UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 9, 2007

LUCAS ENERGY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51414	98-0417780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Richmond Avenue, Suite 400 Houston, Texas	77040
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (713) 528 - 1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 9, 2007, our Audit Committee of the Board of Directors dismissed Malone & Bailey, PC (“Malone”) as its independent registered public accounting firm.

Malone’s reports on our financial statements for the fiscal year ended March 31, 2007, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for concerns about our ability to continue as a going concern.

During our most recent fiscal year ended March 31, 2007, and through October 9, 2007, there were no disagreements between the Company and Malone on any manner of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our financial statements for such years.

None of the reportable events described under Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the most recent fiscal year ended March 31, 2007, or within the interim period through October 9, 2007.

We provided Malone with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Malone to furnish a letter addressed to the SEC stating whether it agrees with the statements made above.  Attached, as Exhibit 16.2, is a copy of Malone’s letter to the SEC, dated October 10, 2007 stating its agreement with such statements.

On October 9, 2007, GBH CPAs, PC (“GBH”) was appointed as the new independent registered public accounting firm for Lucas Energy, Inc.  The decision to appoint GBH was approved by the Audit Committee of the Board of Directors.  During Lucas Energy, Inc.’s most recent fiscal year ending December 31, 2006, and through October 9, 2007, neither the Company nor anyone acting on its behalf consulted with GBH regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The audit partner from GBH assigned to our account was previously the audit partner at Malone.  We considered the continuity of the audit partner to be a significant factor in the decision to change our independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.2

Letter from Malone & Bailey, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        LUCAS ENERGY, INC.

                                                                                        By:  /s/ James Cerna, Jr.

                                                                                        -------------------------------------------------------

                                                                                        James Cerna, Jr.

                                                                                        President and Chief Executive Officer

Date: October 19, 2007

EXHIBIT 16.2

October 19, 2007

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:

Lucas Energy, Inc.

Commission file no:

We have read and agree with the statements under Item 4.01 of the Form 8-K report dated October 10, 2007 regarding our firm.

We have no basis to agree or disagree with any other matters reported therein.

Very truly yours,

/s/ Malone & Bailey, PC

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Malone & Bailey, PC